Transamerica IDEX Mutual Funds

Supplement dated July 8, 2004 to Statement of Additional Information (“SAI”)

dated March 1, 2004

Investors should retain this Supplement for future reference.

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The following information amends the SAI as indicated.

On page 85, in the section titled “Dealer Reallowances,” the second paragraph is hereby deleted.

On page 87, the following new section is inserted after the end of the section titled “Dealer Reallowances” and before the section titled “Distribution Plans”:

REVENUE SHARING ARRANGEMENTS

Transamerica Capital, Inc. (“TCI”), an affiliate of AFSG Securities Corporation, out of its own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the funds’ prospectus. Currently, TCI has revenue sharing arrangements with approximately 28 brokers and other financial intermediaries, of which some of the more significant include arrangements with Vera Vest, The Advisors Group, AXA Financial, Centaurus Financial, Commonwealth Financial Network, RBC Dain Rauscher, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Nathan & Lewis, UBS Financial, Park Avenue Securities, Prudential Investments, Questar Capital, Salomon Smith Barney, Securities America, Summit Equities, Sunamerica Securities, Transamerica Financial Resources, Walnut Street Securities, Wachovia Securities, Associated Securities, Inc., Spelman & Company, Cambridge Investment Research and Mutual of Omaha.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or investors in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides services to fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, TCI may make revenue sharing payments equal to a percentage of quarterly sales, ranging from 5bps to 45bps, and 13bps on assets on the books prior to 1999 for one broker/dealer. In addition, TCI participates in ticket charge programs with broker/dealers in which TCI reimburses the broker/dealer for all ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. In addition, TCI pays a flat networking charge of $1.50 per account per year to three of its financial intermediaries, pays a flat entry fee of $75,000 to one intermediary and pays flat annual fees ranging from $5,000 to $30,000 to three other financial intermediaries.

For the fiscal year ended October 31, 2003, TCI paid approximately $2,459,228 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made (see the section titled “Dealer Reallowances”), AFSG may, on occasion, pay the entire sales charge.

From time to time, AFSG and/or its affiliates, including TCI, may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events.

The compensation received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her broker or financial intermediary how he/she will be compensated under such arrangements for investments made in the funds.

The Table of Contents of the SAI is hereby amended to include the new section titled “Revenue Sharing Arrangements.”

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Investors should retain this Supplement for future reference.